                                AMENDMENT NO. 11

                                     TO THE

                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

     The First Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended to reflect the name change of AIM Global Value Fund to AIM Global Core Equity Fund.

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                                 FIRST RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COUNSELOR SERIES TRUST

     AIM Floating Rate Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Multi-Sector Fund -                         Class A
                                                     Class C
                                                     Institutional Class

     AIM Select Real Estate Income Fund -            Class A
                                                     Class C
                                                     Institutional Class

     AIM Structured Core Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Structured Growth Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Structured Value Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM EQUITY FUNDS

     AIM Capital Development Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Charter Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Constellation Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Diversified Dividend Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Large Cap Basic Value Fund -                Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Large Cap Growth Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Summit Fund -                               Class A
                                                     Class C
                                                     Class P

AIM FUNDS GROUP

     AIM Basic Balanced Fund -                       Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM European Small Company Fund -               Class A
                                                     Class C

     AIM Global Core Equity Fund -                   Class A
                                                     Class C
                                                     Institutional Class

     AIM International Small Company Fund -          Class A
                                                     Class C
                                                     Institutional Class

     AIM Mid Cap Basic Value Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Select Equity Fund -                        Class A
                                                     Class C

     AIM Small Cap Equity Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM GROWTH SERIES

     AIM Basic Value Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Conservative Allocation Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Global Equity Fund -                        Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Growth Allocation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Income Allocation Fund -                    Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence Now Fund-                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence 2010 Fund-                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence 2020 Fund-                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence 2030 Fund-                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence 2040 Fund-                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Independence 2050 Fund-                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM International Allocation Fund -             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Mid Cap Core Equity Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderate Allocation Fund -                  Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderate Growth Allocation Fund -           Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Moderately Conservative Allocation Fund -   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Small Cap Growth Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

AIM INTERNATIONAL MUTUAL FUNDS

     AIM Asia Pacific Growth Fund -                  Class A
                                                     Class C

     AIM European Growth Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

     AIM Global Growth Fund -                        Class A
                                                     Class C
                                                     Institutional Class

     AIM Global Small & Mid Cap Growth Fund -        Class A
                                                     Class C
                                                     Institutional Class

     AIM International Core Equity Fund -            Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM International Growth Fund -                 Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT FUNDS

     AIM China Fund -                                Class A
                                                     Class C
                                                     Institutional Class

     AIM Developing Markets Fund -                   Class A
                                                     Class C
                                                     Institutional Class

     AIM Global Health Care Fund -                   Class A
                                                     Class C
                                                     Investor Class

     AIM International Total Return Fund -           Class A
                                                     Class C
                                                     Institutional Class

     AIM Japan Fund -                                Class A
                                                     Class C
                                                     Institutional Class

     AIM LIBOR Alpha Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Trimark Endeavor Fund -                     Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Trimark Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Trimark Small Companies Fund -              Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

AIM INVESTMENT SECURITIES FUNDS

     AIM Dynamics Fund -                             Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Global Real Estate Fund -                   Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM High Yield Fund -                           Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Income Fund -                               Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Limited Maturity Treasury Fund -            Class A
                                                     Class A3
                                                     Institutional Class

     AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Municipal Bond Fund -                       Class A
                                                     Class C
                                                     Investor Class

     AIM Real Estate Fund -                          Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

     AIM Short Term Bond Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM Total Core Bond Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class

     AIM U.S. Government Fund -                      Class A
                                                     Class C
                                                     Class R
                                                     Institutional Class
                                                     Investor Class

AIM SECTOR FUNDS

     AIM Energy Fund -                               Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Financial Services Fund -                   Class A
                                                     Class C
                                                     Investor Class

     AIM Gold & Precious Metals Fund -               Class A
                                                     Class C
                                                     Investor Class

     AIM Leisure Fund -                              Class A
                                                     Class C
                                                     Class R
                                                     Investor Class

     AIM Technology Fund -                           Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

     AIM Utilities Fund -                            Class A
                                                     Class C
                                                     Institutional Class
                                                     Investor Class

AIM TAX-EXEMPT FUNDS

     AIM High Income Municipal Fund -                Class A
                                                     Class C
                                                     Institutional Class

     AIM Tax-Exempt Cash Fund -                      Class A
                                                     Investor Class

     AIM Tax-Free Intermediate Fund -                Class A
                                                     Class A3
                                                     Institutional Class

AIM TREASURER'S SERIES TRUST

     Premier Portfolio -                             Investor Class

     Premier Tax-Exempt Portfolio -                  Investor Class

     Premier U.S. Government Money Portfolio -       Investor Class"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 24, 2008

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                            John M. Zerr
                                            Senior Vice President

                                        AIM TREASURER'S SERIES TRUST
                                        on behalf of the Shares of each
                                        Portfolio listed on Schedule A


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------------
                                            Karen Dunn Kelley
                                            President

                                        INVESCO AIM DISTRIBUTORS, INC.


                                        By: /s/ John S. Cooper
                                            ------------------------------------
                                            John S. Cooper
                                            President